                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 30, 2004 (July 28, 2004)

                             RURBAN FINANCIAL CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                          0-13507               34-1395608
             ----                          -------               ----------
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)

                    401 Clinton Street, Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

        (a)       Financial Statements - Not Applicable

        (b)       Pro Forma Financial Information - Not Applicable

        (c)       Exhibits

Exhibit No.                       Description
-----------                       -----------
   99                Transcript of webcast conducted by Rurban Financial Corp.
                     on July 28, 2004.

Item 9. Regulation FD Disclosure.

        On July 28, 2004, Rurban Financial Corp. (the "Company") conducted a webcast to discuss its results for the second fiscal quarter ended June 30, 2004. During the webcast, the Company inadvertently stated that classified loans decreased by $11 million in the second quarter, when in fact they decreased by $6 million. A transcript of the July 28, 2004 webcast, with the correct information noted regarding the decrease in the amount of classified noted loans (the "Transcript"), is furnished as Exhibit 99 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

        On July 28, 2004, the Company conducted a webcast to discuss its results for the second fiscal quarter ended June 30, 2004. During the webcast, the Company inadvertently stated that classified loans decreased by $11 million in the second quarter, when in fact they decreased by $6 million. A copy of the Transcript is furnished as Exhibit 99 and is incorporated herein by reference.

        During the July 28, 2004 webcast, the Company was asked to provide information regarding its book value per share as of June 30, 2004. In response to this question, the Company provided a GAAP calculation of book value as well as non-GAAP calculation of book value which exceeded unrealized losses on securities. The following table sets forth the calculation of non-GAAP book value and a reconciliation to GAAP book value as of June 30, 2004:

                                              GAAP Book-Value        Non-GAAP Book-Value
                                              ---------------        -------------------
Equity as of 6/30/04                             48,227,216               48,227,216
Unrealized Loss on Securities                             0                1,371,828
                                                 ----------               ----------
Adjusted Equity as of 6/30/04                    48,227,216               49,599,044

Average Diluted Shares Outstanding                4,566,606                4,566,606

Book Value Per Share                             $    10.56               $    10.86

         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

   [Remainder of page intentionally left blank; signature on following page.]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RURBAN FINANCIAL CORP.

Dated: July 30, 2004                  By: /s/ Keeta J. Diller
                                          -------------------------------------
                                          Keeta J. Diller
                                          Vice President and Corporate Secretary

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated July 30, 2004

                             Rurban Financial Corp.

Exhibit No.                             Description
-----------                             -----------
   99           Transcript of webcast conducted by Rurban Financial Corp. on July 28, 2004.

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